UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2002



                    CTI DIVERSIFIED HOLDINGS, INC.
       (Exact name of registrant as specified in its charter)



   Delaware                 000-30095                   33-0921967
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  (State of                (Commission                (I.R.S. Employer
 organization)              File Number)               Identification No.)


                 8525 Commerce Court, Burnaby, B.C., V5A 4N3
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                   (Address of principal executive offices)

Registrant's telephone number, including area code (604) 646-6638

ITEM 5.   RESIGNATION OF REGISTRANT'S DIRECTOR
------

On June 26, 2002, the Board of Directors appointed Don Farnell as Chairman of the Board, of CTI Diversified Holdings Inc. ("CTI") effective immediately, upon the resignation of Mark Godsy as Chairman and Director of CTI and Sentry Telecom Sytems Inc. Mr. Mark Godsy resigned his position as Chairman and Director due to time constraints.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.
CTI Diversified Holdings, Inc.


By:  /s/Don Farnell
     --------------------------
     Don Farnell, President

Date:                   , 2002
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